Filed Pursuant to Rule 497(a)

Registration No. 333-268813

Rule 482ad

PennantPark Floating Rate Capital Ltd. Announces Pricing of Public Offering of Common Stock

MIAMI, January 23, 2023 (GLOBE NEWSWIRE) — PennantPark Floating Rate Capital Ltd. (NYSE: PFLT) (TASE: PFLT), a business development company (the “Company”), today announced that it has entered into an agreement to sell 4,250,000 shares of common stock resulting in net proceeds exclusive of offering expenses to the Company of approximately $47.6 million, or $11.20 per share.

The Company’s investment adviser, PennantPark Investment Advisers, LLC, has agreed to pay the underwriters a supplemental payment of $0.10 per share, which reflects the difference between the public offering price of $11.10 and the net proceeds of $11.20 per share to be received by the Company in this offering. In addition, PennantPark Investment Advisers, LLC has agreed to bear the sales load payable to the underwriters. The Company is not obligated to repay either the supplemental payment or the sales load paid by PennantPark Investment Advisers, LLC.

The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on January 26, 2023. The Company has also granted the underwriters an option to purchase up to an additional 637,500 shares of common stock.

The Company expects to use the net proceeds from the offering to reduce outstanding obligations under its existing indebtedness, to invest in new or existing portfolio companies, to capitalize a subsidiary or joint venture or for other general corporate or strategic purposes.

Morgan Stanley, UBS Investment Bank, Goldman Sachs & Co. LLC, J.P. Morgan and Keefe, Bruyette & Woods, A Stifel Company, are serving as joint book-running managers for the Offering. JMP Securities LLC, Ladenburg Thalmann & Co. Inc., Maxim Group LLC and Oppenheimer & Co. Inc. are serving as co-managers for the offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated January 23, 2023 and the accompanying prospectus, dated January 9, 2023, which have been filed with the Commission, contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from the joint book-running managers at: Morgan Stanley & Co. LLC, Attn. Prospectus Department, 180 Varick Street, New York, NY 10014; UBS Securities LLC, 1285 Avenue of the Americas, New York, NY, 10019, Attn: Prospectus Department; Goldman Sachs & Co. LLC, 200 West Street, New York, NY 10282; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717; and Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019.

About PennantPark Floating Rate Capital Ltd.

PennantPark Floating Rate Capital Ltd. is a business development company which primarily invests in U.S. middle-market companies in the form of floating rate senior secured loans, including first lien secured debt, second lien secured debt and subordinated debt. From time to time, the Company may also invest in equity investments. PennantPark Floating Rate Capital Ltd. is managed by PennantPark Investment Advisers, LLC.

About PennantPark Investment Advisers, LLC

PennantPark Investment Advisers, LLC is a leading middle-market credit platform, managing approximately $6.4 billion of investable capital, including potential leverage. Since its inception in 2007, PennantPark Investment Advisers, LLC has provided investors access to middle-market credit by offering private equity firms and their portfolio companies as well as other middle-market borrowers a comprehensive range of creative and flexible financing solutions. PennantPark Investment Advisers, LLC is headquartered in Miami and has offices in New York, Chicago, Houston, and Los Angeles.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results, and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

We may use words such as “anticipates,” “believes,” “expects,” “intends,” “seeks,” “plans,” “estimates” and similar expressions to identify forward-looking statements.

Contacts

Richard T. Allorto, Jr.

PennantPark Floating Rate Capital Ltd.

(786) 297-9500